Investor Presentation March 2012 Exhibit 99.1

Use of Non-GAAP Financial Measures
Special Note Regarding Forward-Looking Statements

Presentation of Financial and Other Important Information
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,” “targets,” “projects,” “should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-
looking information, whether as a result of new information, future events or otherwise.  Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to:  our ability to attract and retain retail subscribers to our services; the dependence on our strategic relationship with Sprint Nextel (“Sprint”); a potential increase in roaming rates and wireless handset subsidy costs; rapid development and intense competition in the telecommunications industry; the potential to experience a high rate of customer turnover; the potential for Sprint and others to build networks in our markets; cash and capital requirements; operating and financial restrictions imposed by our senior credit facility; adverse economic conditions; federal and state regulatory fees, requirements and developments; loss of ability to use our current cell sites; our ability to realize the benefits anticipated following the spinoff of our wireline business; our continued reliance on indirect channels of retail distribution; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our most recent Annual Report filed on Form 10-K.
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because
NTELOS believes they provide relevant and useful information to investors.  NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.
Adjusted EBITDA is defined as net income attributable to NTELOS Holdings Corp. before interest, income taxes, depreciation and amortization, accretion of asset retirement obligations, gain/loss on derivatives, net income attributable to non-controlling interests, other expenses/income, equity based compensation charges, acquisition related charges, net loss from discontinued operations and costs related to the separation of the wireless and wireline companies.
Please review the reconciliations and other definitions of non-GAAP financial measures contained in the press release filed by the Company with the SEC on Form 8-K on February 29,
2012.

Leading “pure-play” Mid-Atlantic regional wireless company
Divested legacy wireline business in 4Q 2011
Competitive business model and strategic asset set
Diversified revenue stream
Retail – Service provider to 415,000 postpay and prepaid subscribers
Wholesale – Exclusive network provider to Sprint in portion of territory
Opportunities for organic and strategic growth
Strong free cash flow
Profitable
Cash dividend payer
Broad geographic and network technology footprint
8.1 million licensed POPs; 5.9 million covered POPs
86% of network is CDMA 3G EVDO
Experienced management team

Investment Considerations

Retail
Improving leading indicators
Improving distribution model
Improving net subscriber trends
Poised for improved ARPU trends
Sprint Wholesale
Growing data and voice revenue
Exclusive relationship through July 2015
Profitable
Three years of 35% average Adjusted EBITDA margin
Three years of 21% average FCF margin

Operating Trends and Overview

5 NTELOS Covered Network Sprint Wholesale Markets Strategic Network Assets Where We Operate

Unlimited
Unlimited
nationwide plans
nationwide plans
always less
always less
expensive than
expensive than
AT&T and Verizon
AT&T and Verizon
Wireless
Wireless
Cutting through
Cutting through
the complexity
the complexity
with simple,
with simple,
customer friendly
customer friendly
products and
products and
plans
plans
Creating “raving
Creating “raving
fans,”
fans,”
leveraging
leveraging
local retail and
local retail and
customer service
customer service
presence
presence
Competitively Differentiated Retail Model
Savings
Savings
Simplicity
Simplicity
Services
Services

Refocused Distribution Strategy
NTELOS Owned Retail Stores
60% of NTELOS owned retail stores had
new look at the end of 2011
Majority of remaining NTELOS owned
retail stores will be retrofitted in 2012
Highlight:
10% improvement in
postpaid same store sales YOY
2011
Indirect Distribution Expansions
31% growth in Indirect channel from 308
selling doors in 4Q10 to 402 in 4Q 2011
Grew the number of Exclusive Retail
Partners (ERP’s) from 18 in 4Q 2010 to 52
in 4Q 2011
Highlight:
9% increase YOY 2011
7 7
79% 79%
78%
71%
70%
71%
67% 66%
21% 21%
22%
29%
30% 29%
33% 34%
0%
20%
40%
60%
80%
100%
Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411
Gross Adds Distribution
Direct Gross Adds % Indirect Gross Adds %
Platform for Organic Growth – Distribution Strategy
200
250
300
350
400
450
50
55
60
65
70
75
80
Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411
Points of Presence
Company Stores Agent Locations

8
Increased smartphone penetration drives ARPU and lowers churn

$11.84
$13.23
$14.06
$14.61
$15.45
$16.36
$16.02
$17.12
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
$-
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
$18.00
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11
Postpaid Data ARPU and Device
Penetration of Postpaid Base
Postpay Data ARPU Smartphone %
36%
47%
52%
57%
0%
10%
20%
30%
40%
50%
60%
NTELOS Verizon Sprint AT&T
Smartphones as a % of Postpaid Base
Smartphone as a % of Postpaid Base
(1) % of CDMA Postpay base
(1)
Platform for Organic Growth – Smartphone Explosion

Network investments driving wholesale revenue growth
Sprint wholesale revenue up 32% YOY
Platform for Organic Growth – Wholesale Revenues
•
Calculated Sprint Revenue was below the $9M contractual monthly minimum in the first three quarters of 2010.
•
Wholesale Revenue shown above includes Sprint SNA Revenue and other Roaming Revenue.

Subscriber ports now net positive for first time since July 2007
Smartphone customers have better churn characteristics
Wireless Number Porting Postpay Voluntary Churn (%)
Leading Indicators Support Strategy and Execution

Moderate increases in retail penetration provide substantial revenue and EBITDA growth
1% increase in market share = 59k incremental subs
* Assumes current subscriber base mix at higher penetration and applies operating financial metrics to illustrate assumed subscriber base.
* Assumes 45% incremental EBITDA margin.
* Current NTELOS combined share in all markets is 7.1%.
“Size of the Prize”

Network upgrade to EVDO drove revenue growth
(1) Includes corporate CapEx previously excluded from Wireless in external reporting
CapEx¹ Summary vs Total Revenue
35
47
9
18
25
15
16
10
16
9
19
14
25
7
8
20
13
13
9
8
8
9
10
$0
$20
$40
$60
$80
$100
$120
2007 2008 2009 2010 2011
350
360
370
380
390
400
410
420
430
Maintenance
IT and Other
Capacity
Growth
EVDO
85
97
71
52 58
Investment in EVDO

Fast follower with LTE
Well positioned with Sprint for technology upgrade
Clearwire and other possible options
LTE field trials completed
VZ launch in 30
cities
First LTE Device
Introduced
13
EVDO Build
Completion
Metro PCS
initial Launch
AT&T launch in
10 cities
Sprint WiMAX
in Baltimore
LTE Field Trials
Completed
NTELOS  Milestones
Industry Milestones
4G Roadmap

Financial Summary

15 Managing to Growth

(1) Includes corporate CapEx previously excluded from Wireless in external reporting
Financial Overview
2009 2010 2011
YOY  Delta
Inc/(Dec)
Gross Adds (000s) 176 165 158 (7)
Ending Subscribers (000s)
439 432 415 (17)
ARPU - blended $53.20 $50.85 $49.79 ($1.06)
Churn - blended 3.3% 3.3% 3.5% 0.2%
Revenue ($mm) $425 $407 $423 $16
Adjusted EBITDA ($mm)  $156 $142 $143 $1
CapEx ($mm)
¹
$71 $52 $58 $6
FCF ($mm) $85 $90 $85 ($5)

(in millions) 2010 2011
Results
Revenue $407 $423
Adjusted EBITDA $142 $143
Pro Forma Capitalization (as of 12/31/11)
Cash $60
Total Debt $457
Net Debt $397
Net Debt Leverage 2.8X
Guidance*
Adjusted EBITDA – First Quarter 2012 $32mm - $35mm
CapEx – Full Year 2012 $65mm - $75mm
* Per Earnings call on 2/29/12
Financial Overview

Jim Hyde, CEO, President and Director
Former T-Mobile USA / Western Wireless / VoiceStream Sr. Exec
Former CEO, T-Mobile UK
17 years industry experience
Steb Chandor, EVP, CFO and Treasurer
Former CFO, iPCS Wireless
Former CFO, Metro One
16 years industry experience
Conrad Hunter, EVP, COO
Former COO, iPCS Wireless
Former VP of Midwest Operations, U.S. Cellular Corporation
32 years industry experience
Senior Executives – Wireless Veterans

Leading “pure-play” Mid-Atlantic regional wireless company Diversified revenue stream Strong free cash flow Broad geographic and network technology footprint Experienced management team 19 Summary

Investor Presentation March 2012